UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2020

KBR, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street, Suite 3400 Houston, Texas		77002 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers.

On October 12, 2020, Raymond L. Carney, Jr. notified KBR, Inc. (“KBR”) of his decision to leave KBR as Vice President, Chief Accounting Officer to pursue another opportunity. Mr. Carney will remain employed by KBR to support the filing of KBR’s Form 10-Q for the third quarter.  Mr. Carney’s departure will be effective October 30, 2020, or if later, immediately after the filing date of KBR’s Form 10-Q for the quarter ending September 30, 2020. Mr. Carney joined KBR as Vice President, Chief Accounting Officer on May 30, 2017.

(c) Appointment of Certain Officers.

Effective on Mr. Carney’s departure date, Shad E. Evans, KBR’s Senior Vice President of Finance Operations, will assume Mr. Carney’s responsibilities as Chief Accounting Officer on an interim basis while KBR conducts a search for a permanent Chief Accounting Officer.

Mr. Evans, age 42, joined KBR as Chief Financial Officer of Technology Solutions on September 4, 2018 and became Senior Vice President Finance Operations in August 2020. Before Mr. Evans’s appointment with KBR, he was Vice President, Finance and Business Operations Security Detection and Automation at Leidos Holdings, Inc. Mr. Evans received his Bachelor of Science degree in Accounting from San Diego State University-California State University in 2000 and a Master of Business Administration in Finance from the University of San Diego in 2007.  Mr. Evans has no family relationship with any director or executive officer of KBR. Mr. Evans has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
KBR, INC.

Date: October 16, 2020	/s/ Adam M. Kramer
Adam M. Kramer
Vice President, Public Law and Corporate Secretary